                                                       Exhibit 10(nnnn)

                                 AGREEMENT

      This will set forth the agreement among Interstate General Company L.P. ("IGC"), Interstate General Properties Limited Partnership S.E. ("IGP"), Equus Gaming Company L.P. ("Equus"), Equus Management Company ("EMC") and Housing Development Associates S.E. ("HDA") relating to the prepayment of certain expenses by EMC to IGP and the purchase of certain assets by Equus from IGP.

      1. Prepayment of Support Agreement Expenses. For facilities and services to be provided and rendered to EMC, as managing general partner of Equus by IGC's subsidiary, IGP, pursuant to that certain Master Support and Services Agreement by and between Equus and IGC dated as of December 9, 1994, EMC shall prepay IGP the sum of $80,000 (to be applied against actual charges made by IGP).

      2. Purchase of HDA Interest. Equus shall purchase from IGP a .19790099% interest in HDA for a purchase price of $30,000. The assignment of the HDA interest shall be evidenced by an Assignment of Partnership Interest executed by IGP in the form attached hereto as Exhibit A.

      The foregoing transactions shall be completed simultaneously effective as of December 16, 1997.

                                   INTERSTATE GENERAL COMPANY L.P.

                                   By:  Interstate General Management
                                        Corporation, its managing
                                        general partner


                                        By:   /s/ Franscisco Arrivi Cros
                                              --------------------------

                                   INTERSTATE GENERAL PROPERTIES LIMITED
                                   PARTNERSHIP S.E.

                                   By:  Interstate General Company L.P.,
                                        its managing general partner

                                        By:   Interstate General Management
                                              Corporation, its managing
                                              general partner

                                           By:   /s/ Francisco Arrivi Cros
                                                 -------------------------

                                   EQUUS GAMING COMPANY L.P.

                                   By:  Equus Management Company, its
                                        managing general partner

                                        By:   /s/ Gretchen Gronau
                                              -------------------------

                                   HOUSING DEVELOPMENT ASSOCIATES S.E.

                                   By:  Equus Gaming Company L.P., its
                                        managing partner

                                        By:   Equus Management Company, its
                                              managing general partner

                                              By:   /s/ Gretchen Gronau
                                                   ------------------------

                                   EQUUS MANAGEMENT COMPANY

                                        By:   /s/ Gretchen Gronau
                                              -----------------------------

                                                       Exhibit A


                    ASSIGNMENT OF PARTNERSHIP INTEREST


            FOR VALUE RECEIVED, the undersigned, Interstate General Properties Limited Partnership, S.E. ("Assignor"), hereby grants, assigns and transfers to Interstate General Company L.P., a Delaware limited partnership ("IGC") all of its right, title in and to a .99009901% partnership interest in Housing Development Associates S.E. (the
"Partnership Interest").

            Assignor represents and warrants to IGC (i) that Assignor is duly authorized and empowered to enter into this Assignment and that this Assignment is valid and enforceable against Assignor in accordance with its terms, and (ii) that the assignment and transfer evidenced hereby does not conflict with any applicable law or governmental order, or agreement with to which Assignor is a party, and is otherwise made free and clear of any lien, pledge or encumbrance in favor of any third party.

            Assignor irrevocably constitutes and appoints IGC, its true and lawful attorney-in-fact with full power of substitution, so that IGC may, in the name and stead of the Assignor but on behalf, for the benefit, and at the sole cost and expense of IGC, perform any actions and execute any documents necessary to effect this Assignment and the transfer of the Partnership Interest to IGC.

            The Assignor does hereby further covenant and agree to execute, to acknowledge and to deliver, or to cause to be executed, acknowledged and delivered, at the sole cost and expense of IGC, any and all such further acts, deeds, transfers, assignments, conveyances, confirmations, powers of transfer, powers of attorney, assurances, approvals and consents, and do or cause to be done all such further acts or things as IGC shall reasonably require and as may be proper and necessary to assure, assign, transfer, convey or confirm unto IGC the Partnership Interest in order to effectuate the intent of this Assignment.

            IN WITNESS WHEREOF, the undersigned has executed this Assignment of Partnership Interest as of December 30, 1997.

                             INTERSTATE GENERAL PROPERTIES LIMITED
                             PARTNERSHIP S.E.

                             By:  Interstate General Company, L.P.,
                                     its managing general partner

                             By:  Interstate General Management
                                  Corporation,
                                  its managing general partner

                             By:  ________________________________
                                     Authorized Officer